Scudder
Ohio
Tax Free Fund

Semiannual Report
September 30, 1998

Pure No-Load(TM) Funds


For investors seeking double-tax-free income exempt from both Ohio and regular federal income taxes.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (LOGO)

                           Scudder Ohio Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 5/28/87   Total Net Assets as of      Ticker Symbol:  SCOHX
                             9/30/98: $98.6 million
--------------------------------------------------------------------------------

o For its most recent semiannual period ended September 30, 1998, Scudder Ohio Tax Free Fund posted a total return of 4.51%, compared with the 4.18% average return of 52 similar funds tracked by Lipper Analytical Services. The Fund also placed in the top one-third of similar funds for the six-month, 3-year, 5-year, and 10-year periods ended September 30. Please see page 4 for additional information on the Fund's rankings.

o As of September 30, 1998, Scudder Ohio Tax Free Fund's 30-day net annualized SEC yield was 3.96%, equivalent to a 7.07% taxable yield for Ohio investors subject to the 43.95% combined federal and state income tax rate.

o Scudder Ohio Tax Free Fund received a four-star overall rating from Morningstar, reflecting "above average" risk-adjusted performance through September 30, 1998.^1

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

CHART TITLE:

30-Day Yield on September 30, 1998

CHART DATA:

        Scudder              Taxable Yield
        Ohio Tax            Needed to Equal
       Free Fund            the Fund's Yield
       ---------            ----------------
         3.96%                   7.07%



                                Table of Contents


   3  Letter from the Fund's President    15  Financial Statements
   4  Performance Update                  18  Financial Highlights
   5  Portfolio Summary                   19  Notes to Financial Statements
   6  Portfolio Management Discussion     21  Investment Products and Services
   9  Glossary of Investment Terms        22  Scudder Solutions
  10  Investment Portfolio



^1 For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three- and five-year performance, and three stars for ten-year performance, and was rated among 1581, 943, and 359 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance is no guarantee of future returns.


                         2 - Scudder Ohio Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     The municipal bond market has made a strong case for portfolio diversification over the past several months. While volatility swept through most global markets, including the U.S. stock market, municipal bonds posted steady gains. We continue to see signs that investors, especially those in higher tax brackets, are choosing to rebalance their portfolios with municipal bond investments. Another positive sign for municipal bond investors: As shown by the graph on page 8 of the Portfolio Management Discussion, intermediate-term municipals (which make up most of Scudder Ohio Tax Free Fund's portfolio) represent their most attractive value versus Treasury bonds in ten years. Moreover, as outlined in the Portfolio Management Discussion that begins on page 6, Ohio municipal bonds are benefiting from the state's strong economy, which is supported in turn by steady employment and an increasingly diversified manufacturing sector.

     Scudder Ohio Tax Free Fund's total return over its most recent semiannual period was 4.51%, outpacing the average performance of its peers as tracked by Lipper. The Fund's 30-day net annualized SEC yield was 3.96% as of September 30, 1998, equivalent to a 7.07% taxable yield for Ohio investors subject to the top combined federal and state income tax rate.

     For those of you interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities.

     Please call a Scudder Investor Information representative at 1-800-225-2470, or visit our Web site at www.scudder.com if you have questions about your Fund. Thank you for choosing Scudder Ohio Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Ohio Tax Free Fund


                         3 - Scudder Ohio Tax Free Fund

Performance Update as of September 30, 1998
-----------------------------------------------------------------------
Fund Index Comparisons
-----------------------------------------------------------------------
                            Total Return
-------------------------------------------
Period Ended Growth of            Average
9/30/98       $10,000 Cumulative  Annual
-------------------------------------------
Scudder Ohio Tax Free Fund
-------------------------------------------
1 Year        $10,818    8.18%     8.18%
5 Year        $13,329   33.29%     5.92%
10 Year       $21,692  116.92%     8.05%
-------------------------------------------
Lehman Brothers Municipal Bond Index
-------------------------------------------
1 Year        $10,872    8.72%     8.72%
5 Year        $13,635   36.35%     6.39%
10 Year       $22,311  123.11%     8.35%

-----------------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Ohio Tax Free Fund
Year            Amount
-----------------------
'88            $10,000
'89            $10,888
'90            $11,403
'91            $12,981
'92            $14,307
'93            $16,275
'94            $15,714
'95            $17,376
'96            $18,461
'97            $20,051
'98            $21,692

Lehman Brothers Municipal
Bond Index
Year           Amount
---------------------
'88            $10,000
'89            $10,868
'90            $11,608
'91            $13,138
'92            $14,514
'93            $16,363
'94            $15,964
'95            $17,750
'96            $18,821
'97            $20,522
'98            $22,311

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total Return (%) with the exact data points listed in the table below.

                           Yearly periods ended September 30

                      1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     --------------------------------------------------------------------------------
Net Asset Value      $12.00  $11.71  $12.46  $12.93  $13.72  $12.46  $13.02  $13.04  $13.41  $13.78
Income Dividends     $  .84  $  .79  $  .77  $  .74  $  .71  $  .70  $  .69  $  .68  $  .68  $  .67
Capital Gains
Distributions        $  .05  $  .06  $  .06  $  .02  $  .21  $  .10  $  .03  $  .09  $  .04  $  .03
Fund Total
Return (%)             8.88    4.72   13.84   10.21   13.76   -3.44   10.58    6.25    8.61    8.18
Index Total
Return (%)             8.68    6.80   13.19   10.45   12.74   -2.44   11.18    6.04    9.04    8.72

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and ten year periods would have been lower.


                         4 - Scudder Ohio Tax Free Fund

                   Portfolio Summary as of September 30, 1998

Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      Hospital/Health                15%
      Water/Sewer Revenue            14%
      Higher Education               12%
      Sales/Special Tax              12%
      State General Obligation        8%
      Electric Utility Revenue        7%
      School District/Lease           7%
      Other General Obligation/Lease  5%
      Toll Revenue/Transportation     4%
      Miscellaneous Municipal        16%
   --------------------------------------
                                    100%
   --------------------------------------

  The Fund invests in a broad selection of Ohio tax-free bonds, with a majority of the portfolio invested in local general obligation bonds (hospital/health and schools) and revenue bonds (water/sewer).


Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      AAA*                           51%
      AA                             13%
      A                              11%
      BBB                            11%
      SKI                            14%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average quality: AA
   *Includes cash equivalents

  Overall portfolio quality remains high, with 75% of portfolio securities rated A or better as of September 30.


Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      Less than 1 year                2%
      1-5 years                      35%
      5-8 years                      12%
      8-15 years                     42%
      Greater than 15 years           9%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average effective maturity:
   8.61 years

 As a means of locking in a substantial income stream for the Fund over time, we are currently focusing on the purchase of 15- to 20-year municipal bonds.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                         5 - Scudder Ohio Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

Municipal bonds registered gains in the wake of a strong U.S. Treasury bond rally during Scudder Ohio Tax Free Fund's most recent semiannual period ended September 30, 1998. During the six-month period, the Fund posted a total return of 4.51%, compared with the 4.18% average return of 52 Ohio tax-exempt funds as tracked by Lipper Analytical Services, Inc. The Fund also placed in the top one-third of similar funds for the six-month, 3-year, 5-year, and 10-year periods ended September 30.

                                   Ohio Update

The state of Ohio has enjoyed stronger than expected economic growth over the past six months. The state's general fund benefited from a surge in income tax receipts as a result of Ohio's strong economy and record low unemployment levels. The state's general fund finished its 1998 fiscal year with a fifth consecutive budget surplus, due primarily to personal income tax receipts that exceeded projections and lower than projected disbursements, particularly for Medicaid and welfare programs.

Ohio's projected capital plan for the 1999 and 2000 fiscal years calls for capital spending to be maintained at current levels, with approximately $1.6 billion of debt financing. The plan will finance various projects throughout the State, with specific attention to the areas of primary and secondary education and corrections.

Ohio's economy has been supported by employment growth in the service and trade sectors as well as by product diversification in the manufacturing sector. And


Scudder Ohio Tax Free Fund:
Competitive Long-Term Performance

(Average annual returns for periods ended September 30, 1998)


                   Scudder
                  Ohio Tax
                  Free Fund    Lipper            Number   Percentile
   Period          Return     Average    Rank   of Funds    Rank
   ------          ------     -------    ----   --------    ----

   1 year           8.18%      7.93%      21   of   52     Top 40%

   3 years          7.68%      7.19%      11   of   48     Top 23%

   5 years          5.92%      5.55%       6   of   33     Top 18%

   10 years         8.05%      7.71%       4   of   12     Top 33%


      Past performance does not guarantee future results.


                         6 - Scudder Ohio Tax Free Fund
the state's unemployment rate continues to be lower than the national average:
As of August, 1998, Ohio's unemployment rate was 4.3%, compared with the national average of 4.5%. In addition, Ohio's debt burden is low. Direct debt per capita for the state's 1997 fiscal year was $538, or 81% of the national average. Although future debt issuance is expected to be significant, the state's debt burden should be manageable as Ohio's scheduled amortization plan calls for 77% of current debt to be retired in ten years.

                           Bonds Provided a Safe Haven

Investors worldwide went in search of a relative "safe haven" in the form of U.S. Treasury bonds during the period, as a series of dramatic financial crises rocked the global markets, most notably in Russia, Japan, and Brazil. The Federal Reserve lowered interest rates by one-quarter of a percentage point on September 29 in an attempt to restore order. Initial reaction from market participants was that the Fed's action was insufficient, driving even more investors to Treasury bonds. On the domestic front, the U.S. stock market continually advanced to new highs until late July, when it succumbed to pressure from overseas, as well as a series of domestic earnings disappointments. The near collapse of the Long Term Capital Management hedge fund also contributed to a sharp rise in Treasury bond prices near the close of the period.

As is typically true during a strong Treasury bond rally, prices of municipal bonds did not keep up. During the six-month period, 10-year Treasury bond yields declined one percentage point and their prices rose 9%. Over the same time frame, 10-year AAA-rated municipal bond yields declined less than one half of a percentage point, and their prices rose 3.3%. Two factors were most responsible for the disparity in performance between the Treasury and municipal markets: first, the "flight to quality" into Treasuries; second, the heavy supply of new tax-exempt issues from January through September 1998. Municipal supply is expected to reach approximately $285 billion in 1998, which would be second only to 1993's total of $292 billion over the past ten years.

                             A Slight Shift in Focus

Over the past several years, the Fund's primary strategy has been to purchase noncallable bonds to provide a relatively stable income stream along with long-term price appreciation potential. While we plan to retain and take full advantage of the Fund's large existing position in noncallable bonds, we have recently felt that most noncallable bonds available for purchase did not represent attractive value. Therefore, over the course of the most recent semiannual period, the Fund shifted its emphasis toward the purchase of premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short period of time. In terms of maturity, we focused on 15- to 20-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum. Another shift in strategy has been to de-emphasize lower quality bonds, because differences in yield between higher and lower quality municipal bonds have shrunk to the point that investors in lower-quality bonds are not


                         7 - Scudder Ohio Tax Free Fund
rewarded for taking on additional credit risk. Lastly, our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, but with a superior, call-protected structure. As of September 30, the Fund's average effective maturity was 8.6 years.

Overall portfolio quality remains at a high level, with 75% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Ohio tax-exempt bonds, including hospital/health, water/sewer revenue, and general obligation.

                                     Outlook

There are several factors that -- taken together or separately -- could boost bond prices over the next several months: First, the Fed may choose to continue its recent series of interest rate reductions, which could cause short-term as well as intermediate-term municipal bond yields to decline further. Second, we view the selling off of leveraged holdings by the large hedge funds that began in late September as a "wild card" that could continue to drive investors to "safe haven" fixed income securities. Third, we expect inflation -- at 1.8% as of September 30 -- to remain low and U.S. economic growth to slow significantly in 1999.

In addition to these positive signs for bonds overall, municipal bonds are currently attractively valued, as indicated by the fact that the ratio of municipal yields to Treasury yields on bonds of similar maturity is by far the highest it has been in 10 years. If, as we expect, Treasury yields remain low, the tendency would be for municipals yields to decline and prices to rise, restoring a more typical relationship between municipals and Treasuries.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Yields of 10-year AAA-Municipal Bonds Compared With 10-year Treasury Bonds January 1, 1988 - September 30, 1998


                       10-year                   10-year
                  AAA-Municipal Bonds         Treasury Bonds
                  -------------------         --------------

      1/88               6.60%                    8.80%
                         6.70                     8.80
                         6.70                     9.21
                         6.50                     8.12
      1/90               6.40                     7.89
                         6.60                     8.44
                         6.40                     8.09
                         6.30                     8.30
      1/92               5.60                     6.84
                         5.55                     7.13
                         5.30                     6.68
                         4.75                     5.85
      1/94               4.40                     5.78
                         5.50                     7.32
                         5.80                     7.81
                         5.05                     6.26
      1/96               4.65                     5.62
                         5.15                     6.82
                         4.85                     6.34
                         4.80                     6.48
      1/98               4.40                     5.74
                         4.40                     5.46
      9/98               4.00                     4.42

(Chart indicates a 0.42% spread between the 10-year Treasury Bonds at 4.42% (9/98) and the 10-year AAA-Municipal Bonds at 4.00% (9/98).)

CHART CAPTION:

The "spread" between yields of 10-year municipal bonds and 10-year Treasuries is at its narrowest point in 10 years.

Source: Scudder Kemper Investments, Inc.

                                     ------


Over the long term, we will seek to boost yield and achieve returns for our investors by concentrating on high-quality, 15- to 20-year municipal bonds. At the same time, we will attempt to limit volatility by maintaining a neutral average maturity and high overall credit quality as we pursue double-tax-free income and competitive total return for Scudder Ohio Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Christopher Mier         /s/Rebecca L. Wilson

Christopher Mier            Rebecca L. Wilson



                         8 - Scudder Ohio Tax Free Fund

                          Glossary of Investment Terms


BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on the
                           sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                         9 - Scudder Ohio Tax Free Fund

            Investment Portfolio as of September 30, 1998 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 0.6%
------------------------------------------------------------------------------------------------------------------------------
Ohio
Ohio Air Quality Development Authority, Cincinnati Gas and Electric, Daily                                           ---------
  Demand Note, 4%, 12/1/2015* (Cost $600,000) ..................................    600,000          A1+               600,000
                                                                                                                     ---------

Long-Term Municipal Investments 99.4%
------------------------------------------------------------------------------------------------------------------------------
Ohio
Beavercreek, OH, Local School District, General Obligation, Series 1996, 6.6%,
  12/1/2015 (c) ................................................................  1,000,000          AAA             1,235,560
Butler County, OH, Hospital Facilities Revenue, Middletown Hospital, 4.75%,
  11/15/2018 ...................................................................  1,000,000          A                 957,440
Butler County, OH, Series 1998A, Revenue Bond, 5.125%, 4/1/2017 (c) ............  1,400,000          AAA             1,449,000
Butler County, OH, Transportation Improvement District, Series 1997A, 6%,
  4/1/2010 (c) .................................................................  1,500,000          AAA             1,731,252
Cleveland, OH, General Obligation:
  Series 1993, 5.375%, 9/1/2009 (c) ............................................  1,700,000          AAA             1,870,323
  Series A, 6.3%, 7/1/2006 (c) .................................................  1,000,000          AAA             1,106,560
Cleveland, OH, Parking Facility Revenue, 6%, 9/15/1909 (c) .....................  1,385,000          AAA             1,603,456
Cleveland, OH, Public Power System Improvement Revenue:
  Series 1994A, Zero Coupon, 11/15/2009 (c) ....................................  2,250,000          AAA             1,398,555
  Series B, 7%, 11/15/2017 .....................................................    750,000          A                 824,955
Cleveland, OH, Public Power System Revenue:
  Capital Appreciation, First Mortgage, Series 1994A, Zero Coupon,
    11/15/2012 (c) .............................................................  2,250,000          AAA             1,188,495
  Series 1996-1, 6%, 11/15/2011 (c) ............................................  1,050,000          AAA             1,221,812
Cleveland, OH, Urban Renewal Tax Increment Rock & Roll Hall of Fame and Museum
  Project, 6.75%, 3/15/2018 ....................................................  1,000,000          SKI             1,066,140
Cleveland, OH, Waterworks Revenue:
  Prerefunded 1/1/2002, First Mortgage Revenue, Series F 1992A, 6.25%,
     1/1/2007 (c)** ............................................................    950,000          AAA             1,039,481
  Series I, 5%, 1/1/2017 (c) ...................................................  1,000,000          AAA             1,019,780
  Unrefunded, First Mortgage Revenue, Series F 1992A, 6.25%, 1/1/2007 (c) ......     50,000          AAA                54,387
Columbus, OH, General Obligation, Unlimited Tax, Sewer Improvement, 6%,
  5/1/2013 .....................................................................  1,000,000          AAA             1,107,690
Cuyahoga County, OH, General Obligation, Jail Facilities, Series 1991, ETM,
  Zero Coupon, 10/1/2002*** ....................................................  1,500,000          SKI             1,279,095
Cuyahoga County, OH, Hospital Facilities Revenue, Health Cleveland Inc.,
  Series 1993, 6.25%, 8/15/2010 ................................................  1,000,000          A               1,097,350

    The accompanying notes are an integral part of the financial statements.


                         10 - Scudder Ohio Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cuyahoga County, Port Authority Revenue, Port Revenue Docks PS-1, Series 1997,
  6%, 3/1/2007 .................................................................  1,000,000          SKI             1,040,800
Dublin, OH, City School District, Capital Appreciation, Series 1998,
  Zero Coupon, 12/1/2011 (c) ...................................................  1,000,000          AAA               555,090
Fairfield, OH, City School District, 7.2%, 12/1/2009 (c) .......................  1,000,000          AAA             1,214,630
Franklin County, OH, Health Care Facilities, Revenue Refunding, Ohio
  Presbyterian Services:
   Series 1997, 5.25%, 7/1/2008 ................................................    500,000          SKI               522,075
   Series 1997, 5.5%, 7/1/2017 .................................................  1,000,000          SKI             1,008,610
Franklin County, OH, Riverside United Methodist Hospital, Series A, 5.75%,
  5/15/2012 ....................................................................  1,950,000          AA              2,076,477
Gateway Economic Development Corporation of Greater Cleveland, OH:
  Excise Tax, Series 1990, 7.2%, 9/1/2001 ......................................  2,550,000          BBB             2,670,896
  Stadium Revenue, 6.5%, 9/15/2014 .............................................  4,000,000          SKI             4,242,800
Gateway Economic Development Corporation of Cuyahoga County, OH, Excise Tax,
  Series 1990, 7.5%, 9/1/2005 ..................................................  1,500,000          BBB             1,655,055
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
  Health System, Providence Hospital, Series 1992, 6.8%, 7/1/2008 ..............  2,000,000          BBB             2,163,780
Hamilton County, OH, Hospital Facilities Revenue:
  Childrens Hospital Medical Center, Series G, 4.75%, 5/15/2028 (c) ............  1,000,000          AAA               962,270
  Christ Hospital, Series 1991B, 6.625%, 1/1/2006 (c) ..........................  1,000,000          AAA             1,061,920
Hamilton County, OH, Sewer System Revenue:
  Improvement and Refunding, 5.45%, 12/1/2009 (c) ..............................  1,000,000          AAA             1,111,420
  Unrefunded Balance, Series 1991A, 6.4%, 12/1/2005 ............................    530,000          AA                573,513
  Series 1991A, Prerefunded, 6/1/01, 6.4%, 12/1/2005** .........................    220,000          AAA               239,296
Hilliard, OH, School District, Series 1996A, Zero Coupon, 12/1/2012 (c) ........  1,655,000          AAA               872,450
Huber Heights, OH, Water System Revenue, Capital Appreciation, Zero Coupon,
  12/1/2012 ....................................................................  1,005,000          AAA               529,796
Lorain County, OH, Hospital Refunding Revenue, Humility of Mary Health Care
  System, Series A, 5.9%, 12/15/2008 ...........................................  1,000,000          A               1,108,970
Lorain, OH, Hospital Authority Refunding Revenue, Lakeland Community Hospital
  Inc., 6.5%, 11/15/2012 .......................................................  1,000,000          A               1,152,530
Lucas County, OH, Hospital Revenue, Flower Hospital, Series 1993, 6.125%,
  12/1/2013 ....................................................................  1,375,000          BBB             1,547,233
Mahoning County, OH, General Obligation, Limited Tax, 6.6%, 12/1/2006 (c) ......  1,100,000          AAA             1,210,605

    The accompanying notes are an integral part of the financial statements.


                         11 - Scudder Ohio Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miami County, OH, Hospital Facilities, Revenue Refunding, Upper Valley Medical
  Center, Series 1996 C, 6.25%, 5/15/2013 ......................................  1,000,000          BBB             1,076,300
North Olmstead, OH, General Obligation:
  6.2%, 12/1/2011 (c) ..........................................................  2,000,000          AAA             2,326,240
  6.25%, 12/15/2012 (c) ........................................................  1,500,000          AAA             1,656,045
Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue
  Refunding:
  5.5%, 11/15/2012 (c) .........................................................  1,550,000          AAA             1,672,497
  5.6%, 11/15/2013 (c) .........................................................  1,000,000          AAA             1,081,650
Ohio Air Quality Development Authority, Pollution Control Revenue, Cleveland
  Electric Company, 8%, 12/1/2013 (c) ..........................................  1,250,000          AAA             1,443,925
Ohio General Obligation, Series 1994, 6%, 8/1/2010 .............................  1,000,000          AA              1,162,400
Ohio Higher Education Facilities Revenue:
  Case Western Reserve University, Series B, 6.5%, 10/1/2020 ...................  2,250,000          AA              2,755,733
  Oberlin College Project, Prerefunded 10/1/99, 7.1%, 10/1/2012** ..............    480,000          AAA               506,794
Ohio Higher Educational Facility Commission, Refunding Revenue, Case Western
  Reserve University, 6%, 10/1/2014 ............................................  1,000,000          AA              1,168,550
Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 1990F,
  7.6%, 9/1/2016 ...............................................................  1,050,000          AAA             1,111,467
Ohio Liquor Profits Refunding Bonds, Economic Development Revenue, Series
  1989, 6.85%, 3/1/2000 (c) ....................................................  1,000,000          AAA             1,044,710
Ohio Public Facilities Commission, Higher Educational Capital Facilities
  Revenue, Series 2B, 5.4%, 11/1/2007 (c) ......................................  2,000,000          AAA             2,135,400
Ohio State Building Authority:
  Correctional Facilities Revenue, Series 1991 A, 6.5%, 10/1/2004 ..............  1,000,000          AA              1,092,310
  Juvenile Correction Facilities, 6%, 10/1/2006 ................................  1,555,000          A               1,765,049
  Toledo Government Office Building, Series A, 8%, 10/1/2007 ...................    500,000          AAA               585,260
  Worker's Compensation Facilities, William Green Building, Series 1993A,
   4.75%, 4/1/2014 .............................................................  1,000,000          A               1,000,400
Ohio State Higher Education Facility:
  Prerefunded on 12/1/00, Series 1989, 7.25%, 12/1/2012 (c)** ..................    800,000          AAA               875,200
  Series 1997 A, Step-up Coupon 0% to 7/1/00, 6.5% to 7/1/2008 .................  2,325,000          AA              2,467,941
  Unrefunded, 7.25%, 12/1/2012 (c) .............................................    200,000          AAA               218,800
Ohio Water Development Authority:
  5.875%, 9/1/2020 .............................................................  2,000,000          SKI             2,052,860
  Pollution Control Revenue, Ohio Edison Company Project, Series 1989 A,
   7.625%, 7/1/2023 ............................................................  1,140,000          BBB             1,184,927

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder Ohio Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Olmsted Falls, OH, City School District, General Obligation, Series 1991,
  7.05%, 12/15/2011 (c) ........................................................  1,000,000          AAA             1,120,770
Ontario County, OH, Local School District, General Obligation, Series 1998,
  5.125%, 12/1/2018 (c) ........................................................  1,000,000          AAA             1,030,740
Parma, OH, Hospital Revenue, Parma Community General Hospital Association,
  5.375%, 11/1/2029 ............................................................  1,000,000          A               1,023,180
Rocky River, OH, City School District, School Improvement, Series 1998,
  5.375%, 12/1/2017 ............................................................  1,000,000          AA              1,081,960
Strongsville, OH, City School District, General Obligation, 5.35%,
  12/1/2011 (c) ................................................................  1,000,000          AAA             1,100,440
Summit County, OH, General Obligation, 6.4%, 12/1/2014 (c) .....................  1,000,000          AAA             1,153,990
Warren County, OH, Water Improvement, General Obligation, The P&G Project,
  Series 1995, 5.25%, 12/1/2016 ................................................  1,720,000          AA              1,792,928
Puerto Rico
Puerto Rico Aqueduct and Sewer Authority, Revenue Refunding, 6%, 7/1/2009 ......  1,000,000          A               1,137,660
Puerto Rico Commonwealth, Highway & Transportation Authority, Series 1993W,
  5.5%, 7/1/2013 (c) ...........................................................  1,000,000          AAA             1,120,690
Puerto Rico Electric Power Authority, Series 1994S, 6.125%, 7/1/2009 (c) .......  2,000,000          AAA             2,347,280
Puerto Rico, General Obligation, Public Improvement, Prerefunded 7/1/02,
  6.6%, 7/1/2013 (c)** .........................................................  1,000,000          AAA             1,116,730
University of Puerto Rico, University Systems, Series N, 6.25%, 6/1/2008 (c) ...  1,000,000          AAA             1,176,260
Virgin Islands
Virgin Islands Public Finance Authority:
  General Obligation, Matching Fund Loan Notes, Series A, 7.25%, 10/1/2018 .....  1,000,000          SKI             1,146,810
  Revenue, 5.875%, 10/1/2018 ...................................................  1,000,000          SKI             1,043,360
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $88,528,493)                                                            96,548,803
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $89,128,493) (a)                                                         97,148,803
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $89,128,493. At September 30, 1998, net unrealized appreciation for all securities based on tax cost was $8,020,310. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $8,020,310.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper Investments (SKI) have been determined to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder Ohio Tax Free Fund

--------------------------------------------------------------------------------

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder Ohio Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $89,128,493) .................     $  97,148,803
                 Cash .................................................................           860,480
                 Receivable for investments shares sold ...............................             5,000
                 Interest receivable ..................................................         1,382,953
                 Receivable for Fund shares sold ......................................           357,191
                 Other assets .........................................................               824
                                                                                            ----------------
                 Total assets .........................................................        99,755,251
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................           956,066
                 Dividends payable ....................................................           129,789
                 Accrued management fee ...............................................            27,236
                 Other payables and accrued expenses ..................................            37,257
                                                                                            ----------------
                 Total liabilities ....................................................         1,150,348
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  98,604,903
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments ...........................         8,020,310
                 Accumulated net realized gain (loss) .................................           350,373
                 Paid-in capital ......................................................        90,234,220
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  98,604,903
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($98,604,903
                    / 7,157,857 outstanding shares of beneficial interest, $.01 par         ----------------
                    value, unlimited number of shares authorized) .....................            $13.78
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder Ohio Tax Free Fund

                                        Statement of Operations

                            six months ended September 30, 1998 (Unaudited)

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $   2,627,015
                                                                                            -----------------

                 Expenses:
                 Management fee .........................................................         287,861
                 Services to shareholders ...............................................          40,586
                 Custodian and accounting fees ..........................................          25,894
                 Trustees' fees and expenses ............................................          15,146
                 Auditing ...............................................................          11,998
                 Reports to shareholders ................................................          10,630
                 Legal ..................................................................          10,047
                 Registration fees ......................................................           3,952
                 Other ..................................................................           4,305
                                                                                            -----------------
                 Total expenses before reductions .......................................         410,419
                 Expense reductions .....................................................        (122,558)
                                                                                            -----------------
                 Expenses, net ..........................................................         287,861
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                          2,339,154
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investment transactions ..................         397,973
                 Net unrealized appreciation (depreciation) on investments during the
                    period ..............................................................       1,475,490
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     1,873,463
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   4,212,617
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder Ohio Tax Free Fund

                                  Statements of Changes in Net Assets

                                                                               Six Months
                                                                            Ended September
                                                                                30, 1998        Year Ended
Increase (Decrease) in Net Assets                                             (Unaudited)     March 31, 1998
---------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .....................................  $   2,339,154     $   4,526,780
               Net realized gain (loss) from investment transactions .....        397,973           306,818
               Net unrealized appreciation (depreciation) on investment
                  transactions during the period .........................      1,475,490         3,652,599
                                                                            ----------------  ---------------
               Net increase (decrease) in net assets resulting from
                  operations .............................................      4,212,617         8,486,197
                                                                            ----------------  ---------------
               Distributions to shareholders:
               From net investment income ................................     (2,339,154)       (4,526,780)
                                                                            ----------------  ---------------
               From net realized gains from investment transactions ......             --          (199,673)
                                                                            ----------------  ---------------
               Fund share transactions:
               Proceeds from shares sold .................................      8,782,009        16,384,923
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..........................      1,523,886         3,073,201
               Cost of shares redeemed ...................................     (8,025,237)      (12,876,095)
                                                                            ----------------  ---------------
               Net increase (decrease) in net assets from Fund share
                  transactions ...........................................      2,280,658         6,582,029
                                                                            ----------------  ---------------
               Increase (decrease) in net assets .........................      4,154,121        10,341,773
               Net assets at beginning of period .........................     94,450,782        84,109,009
                                                                            ----------------  ---------------
               Net assets at end of period ...............................  $  98,604,903     $  94,450,782
                                                                            ----------------  ---------------
Other Information
---------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period .................      6,989,251         6,502,200
                                                                            ----------------  ---------------
               Shares sold ...............................................        649,135         1,228,133
               Shares issued to shareholders in reinvestment of
                  distributions ..........................................        112,354           229,548
               Shares redeemed ...........................................       (592,883)         (970,630)
                                                                            ----------------  ---------------
               Net increase (decrease) in Fund shares ....................        168,606           487,051
                                                                            ----------------  ---------------
               Shares outstanding at end of period .......................      7,157,857         6,989,251
                                                                            ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                         17 - Scudder Ohio Tax Free Fund

                                          Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 Six Months Ended
                                                   September 30,                   Years Ended March 31,
                                                 1998 (Unaudited)   1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------
Net asset value, beginning of period ...........     $13.51       $ 12.94     $ 12.95    $ 12.77     $ 12.68     $ 13.13
                                                 ---------------------------------------------------------------------------
Income from investment operations:
Net investment income ..........................        .33           .68         .68        .69         .70         .70
Net realized and unrealized gain (loss) on
  investment transactions ......................        .27           .60         .03        .30         .13       (.35)
                                                 ---------------------------------------------------------------------------
Total from investment operations ...............        .60          1.28         .71        .99         .83         .35
                                                 ---------------------------------------------------------------------------
Less distributions from:
Net investment income ..........................       (.33)         (.68)       (.68)      (.69)       (.70)       (.70)
Net realized gains on investment transactions ..         --          (.03)       (.04)      (.12)         --        (.08)
In excess of net realized gains ................         --            --          --         --        (.04)       (.02)
                                                 ---------------------------------------------------------------------------
Total distributions ............................       (.33)         (.71)       (.72)      (.81)       (.74)       (.80)
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------
Net asset value, end of period .................     $13.78       $ 13.51     $ 12.94    $ 12.95     $ 12.77     $ 12.68
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...........................       4.51**       10.08        5.58       7.85        6.82        2.48
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........         99            94          84         84          78          80
Ratio of operating expenses, net to average
  daily net assets (%) .........................        .60*          .52         .50        .50         .50         .50
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ..        .86*          .86         .88        .89         .91         .90
Ratio of net investment income to average daily
  net assets (%) ...............................       4.88*         5.09        5.23       5.30        5.59        5.23
Portfolio turnover rate (%) ....................       17.4*          4.9         9.7       19.6        19.9        12.2

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                         18 - Scudder Ohio Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Ohio Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.


                        19 - Scudder Ohio Tax Free Fund

                      B. Purchases and Sales of Securities

For the six months ended September 30, 1998, purchases and sales of long-term municipal securities aggregated $11,543,770 and $8,161,387, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser had agreed not to impose all or a portion of its management fee and to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets until January 31, 1998 and at not more than 0.60% of average daily net assets for the period from February 1, 1998 to January 31, 1999. For the six months ended September 30, 1998, the Adviser imposed fees amounting to $287,861 of which $27,236 was unpaid at September 30, 1998 and the portion not imposed amounted to $122,558 for the six months ended September 30, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by SSC aggregated $28,517 of which $4,522 was unpaid at September 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by SFAC aggregated $18,000 of which $3,000 was unpaid at September 30, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1998, Trustees' fees and expenses charged to the Fund aggregated $15,146.


                        20 - Scudder Ohio Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                         21 - Scudder Ohio Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         22 - Scudder Ohio Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                         23 - Scudder Ohio Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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